As filed with the Securities and Exchange Commission on October 17, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 17, 2012
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On October 17, 2012, Bank of America Corporation (the "Corporation") announced financial results for the third quarter ended September 30, 2012, reporting third quarter net income of $340 million, or $0.00 per diluted share. A copy of the press release announcing the Corporation's results for the third quarter ended September 30, 2012 (the "Press Release") is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 2.02. The Press Release is available on the Corporation's website.
The information provided in Item 2.02 of this report, including Exhibit 99.1, shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
ITEM 7.01. REGULATION FD DISCLOSURE.
On October 17, 2012, the Corporation will hold an investor conference call and webcast to discuss financial results for the third quarter ended September 30, 2012, including the Press Release and other matters relating to the Corporation.
The Corporation has also made available on its website presentation materials containing certain historical and forward-looking information relating to the Corporation (the "Presentation Materials") and materials that contain additional information about the Corporation's financial results for the quarter ended September 30, 2012 (the "Supplemental Information"). The Presentation Materials and the Supplemental Information are furnished herewith as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated by reference in this Item 7.01. All information in Exhibits 99.2 and 99.3 is presented as of the particular date or dates referenced therein, and the Corporation does not undertake any obligation to, and disclaims any duty to, update any of the information provided.
The information provided in Item 7.01 of this report, including Exhibits 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the information or Exhibits 99.2 or 99.3 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
Exhibit 99.1 is filed herewith. Exhibits 99.2 and 99.3 are furnished herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	The Press Release

99.2	The Presentation Materials

99.3	The Supplemental Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer

Dated: October 17, 2012

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	The Press Release

99.2	The Presentation Materials

99.3	The Supplemental Information